MASSMUTUAL FUNDS
MassMutual Select T. Rowe Price Emerging Markets Bond Fund
Supplement dated August 21, 2023 to the
Prospectus dated February 1, 2023
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
The last sentence of the third paragraph found on page 15 of the Prospectus under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance is hereby deleted in its entirety.
The paragraph titled Non-Diversification Risk found on page 17 of the Prospectus under the heading Principal Risks in the section titled Investments, Risks, and Performance is hereby deleted in its entirety.
The paragraph titled Non-Diversification Risk found on page 64 of the Prospectus in the section titled Additional Information Regarding Principal Risks is hereby deleted in its entirety.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-TRUN-23-04

MASSMUTUAL FUNDS
MassMutual Select T. Rowe Price Emerging Markets Bond Fund
Supplement dated August 21, 2023 to the
Statement of Additional Information dated February 1, 2023
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following information replaces the first paragraph found on page B-3 in the section titled General Information:
MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following eight diversified series of the Trust: (1) MM Equity Asset Fund (“MM Equity Asset Fund”), (2) MassMutual Select T. Rowe Price Bond Asset Fund (“MM Select T. Rowe Price Bond Asset Fund”), (3) MassMutual Select T. Rowe Price Large Cap Blend Fund (“MM Select T. Rowe Price Large Cap Blend Fund”), (4) MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund (“MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund”), (5) MassMutual Select T. Rowe Price Real Assets Fund (“MM Select T. Rowe Price Real Assets Fund”), (6) MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund (“MM Select T. Rowe Price Small and Mid Cap Blend Fund”), (7) MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund (“MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund”), and (8) MassMutual Select T. Rowe Price Emerging Markets Bond Fund (“MM Select T. Rowe Price Emerging Markets Bond Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 53 separate series. Additional series may be created by the Trustees from time-to-time.
The following information replaces similar information found on page B-50 under the heading Fundamental Investment Restrictions of the Funds in the section titled Investment Restrictions of the Funds:
(1)
purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-TRUN-23-04